American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

=========================================================================================================================
                                      Certificate     Certificate        Beginning
                                         Class        Pass-Through      Certificate        Interest         Principal
      Class              CUSIP        Description         Rate            Balance        Distribution     Distribution
=========================================================================================================================
        A               02926NAA4         SEQ             6.96000%    161,819,880.46     1,001,125.64    10,829,202.29
     INV_CERT           ARE991INV         SUB             0.00000%      5,090,523.77             0.00             0.00
=========================================================================================================================
Totals                                                                166,910,404.23     1,001,125.64    10,829,202.29
=========================================================================================================================


======================================================================================
                     Current           Ending                           Cumulative
                  Realized Loss     Certificate          Total       Realized Losses
      Class                           Balance        Distribution
======================================================================================
        A                 0.00    150,990,678.17    11,830,327.93              0.00
     INV_CERT             0.00      5,148,060.64             0.00              0.00
======================================================================================
Totals                    0.00    156,138,738.81    11,830,327.93              0.00
======================================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


27-May-2000          1:04 p.m.

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


                        Principal Distribution Statement


==========================================================================================================================
                                        Beginning        Scheduled       Unscheduled
                    Original Face      Certificate       Principal        Principal                         Realized
     Class             Amount            Balance        Distribution    Distribution       Accretion         Loss(1)
==========================================================================================================================
       A             229,000,000.00    161,819,880.46          0.00     10,829,202.29            0.00            0.00
    INV_CERT           7,285,896.30      5,090,523.77          0.00              0.00            0.00            0.00
==========================================================================================================================
     Totals          236,285,896.30    166,910,404.23          0.00     10,829,202.29            0.00            0.00
==========================================================================================================================


=====================================================================================
                      Total            Ending           Ending
                    Principal        Certificate      Certificate   Total Principal
     Class          Reduction          Balance        Percentage      Distribution
=====================================================================================
       A          10,829,202.29     150,990,678.17     0.65934794     10,829,202.29
    INV_CERT               0.00       5,148,060.64     0.70657891              0.00
=====================================================================================
     Totals       10,829,202.29     156,138,738.81     0.66080431     10,829,202.29
=====================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement


===========================================================================================================================
                                        Beginning        Scheduled       Unscheduled
                    Original Face      Certificate       Principal        Principal                         Realized
    Class(2)           Amount            Balance        Distribution    Distribution       Accretion         Loss(3)
===========================================================================================================================
       A            229,000,000.00     706.63703258      0.00000000      47.28909297       0.00000000       0.00000000
    INV_CERT          7,285,896.30     698.68188626      0.00000000       0.00000000       0.00000000       0.00000000
===========================================================================================================================


====================================================================================
                     Total              Ending           Ending
                   Principal          Certificate      Certificate   Total Principal
    Class(2)       Reduction            Balance        Percentage      Distribution
====================================================================================
       A            47.28909297       659.34793961     0.65934794       47.28909297
    INV_CERT         0.00000000       706.57890643     0.70657891        0.00000000
====================================================================================

(2)   All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


                         Interest Distribution Statement


========================================================================================================================
                                                           Beginning          Current         Payment of     Current
                    Original Face        Current         Certificate/         Accrued      Unpaid Interest   Interest
     Class             Amount        Certificate Rate  Notional Balance      Interest         Shortfall      Shortfall
========================================================================================================================
       A           229,000,000.00          6.96000%     161,819,880.46     1,001,125.66              0.00      0.00
    INV_CERT         7,285,896.30          0.00000%       5,090,523.77             0.00              0.00      0.00
========================================================================================================================
Totals             236,285,896.30                                          1,001,125.66              0.00      0.00
========================================================================================================================


============================================================================================
                                                               Remaining
                   Non-Supported                                 Unpaid          Ending
                    Interest     Realized    Total Interest     Interest      Certificate/
     Class          Shortfall    Losses(4)    Distribution     Shortfall    Notional Balance
============================================================================================
       A                0.00         0.00     1,001,125.64          0.00     150,990,678.17
    INV_CERT            0.00         0.00             0.00          0.00       5,148,060.64
============================================================================================
Totals                  0.00         0.00     1,001,125.64          0.00
============================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


                           Interest Distribution Factors Statement


====================================================================================================================================

                                         Beginning                Payment of                Non-
                             Current    Certificate/  Current       Unpaid    Current     Supported
           Original Face   Certificate    Notional    Accrued      Interest   Interest    Interest    Realized    Total Interest
 Class(5)      Amount          Rate       Balance     Interest     Shortfall  Shortfall   Shortfall   Losses(6)   Distribution
====================================================================================================================================
     A     229,000,000.00   6.96000%  706.63703258    4.37172777  0.00000000  0.00000000  0.00000000  0.00000000 4.37172769
 INV_CERT    7,285,896.30   0.00000%  698.68188626    0.00000000  0.00000000  0.00000000  0.00000000  0.00000000 0.00000000
====================================================================================================================================


=======================================
           Remaining        Ending
            Unpaid        Certificate/
           Interest         Notional
 Class(5)  Shortfall        Balance
=======================================
     A     0.00000000      659.34793961
 INV_CERT  0.00000000      706.57890643
=======================================


(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


                            Certificateholder Component Statement

====================================================================================================================================
                      Component Pass-       Beginning       Ending Notional  Beginning Component  Ending Component  Ending Component
       Class           Through Rate     Notional Balance        Balance           Balance            Balance           Percentage
====================================================================================================================================
        FSA            1,200.00000%         31,015.48          28,939.88            0.00               0.00          65.93478899%
====================================================================================================================================

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152

                       Certificateholder Account Statement

========================================================
                  CERTIFICATE ACCOUNT
Beginning Balance                                  0.00
Deposits
    Payments of Interest and Principal     12,204,943.24
    Liquidations, Insurance Proceeds,
      Reserve Funds                                0.00
    Proceeds from Repurchased Loans                0.00
    Other Amounts (Servicer Advances)              0.00
    Realized Losses                         (238,189.88)
                                          --------------
Total Deposits                             11,966,753.36


Withdrawals
    Reimbursement for Servicer Advances            0.00
    Payment of Service Fee                   136,425.43
    Payment of Interest and Principal     11,830,327.93
                                         --------------
Total Withdrawals (Pool Distribution
  Amount)                                 11,966,753.36


Ending Balance                                     0.00
                                          =============
========================================================


=====================================================================
                           OTHER ACCOUNTS

                          Beginning   Current      Current   Ending
      Account Type         Balance   Withdrawals  Deposits  Balance
=====================================================================
Financial Guaranty           0.00       0.00        0.00      0.00
=====================================================================

======================================================================
                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                   0.00
Servicing Fee Support                                             0.00
                                                                 -----
Non-Supported Prepayment/Curtailment Interest Shortfall           0.00
                                                                 =====
======================================================================

==========================================================================
                                 SERVICING FEES
Gross Servicing Fee                                              69,545.93
Management Fee                                                    1,000.00
FSA Insurance Premium                                               695.60
Trustee Fee - Norwest Bank Minnesota N.A.                        31,015.48
Mortgage Insurance Premium                                       34,168.42
Supported Prepayment/Curtailment Interest Shortfall                   0.00
                                                                ----------
Net Servicing Fee                                               136,425.43
                                                                ==========
==========================================================================

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


========================================================================================================
                      CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                                          DELINQUENCY STATUS

                                                                            Percentage Delinquent
                                                                                 Based On
                                                                          ------------------------
                                 Current
                                Number Of    Unpaid Principal          Number of             Unpaid
                                  Loans          Balance                 Loans               Balance
                                ---------    ----------------          ---------            --------
30 Days                             48         3,951,170.00           3.426124%              2.530551%
60 Days                             13         1,077,149.96           0.927909%              0.689867%
90+ Days                            28         3,507,998.78           1.998572%              2.246719%
Foreclosure                         78         7,907,766.16           5.567452%              5.064577%
REO                                 24         2,548,096.89           1.713062%              1.631944%
                                   ---        -------------          ---------              ---------
Totals                             191        18,992,181.79          13.633119%             12.163658%


Current Period Realized Loss - Includes Interest Shortfall                    0.00
Cumulative Realized Losses - Includes Interest Shortfall              2,094,166.76
Current Period Class A Insufficient Funds                                   999.98
Principal Balance of Contaminated Properties                                  0.00
Periodic Advance                                                              0.00

=========================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                         SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                        Original $         Original %          Current $          Current %      Current Class %   Next Prepayment %
                        ----------         ----------          ---------          ---------      ---------------   -----------------
Class A                7,285,896.30        3.08350876%       5,148,060.64        3.29710659%        96.702893%         0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
------------------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                     Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1              Norwest Bank Minnesota, N.A.
                                                                 Securities Administration Services
Record Date:       31-May-2000                                   7485 New Horizon Way
Distribution Date: 26-June-2000                                  Frederick, MD  21703
                                                                 Telephone: (301) 846-8130
                                                                 Facsimile: (301) 846-8152


============================================================================
                              COLLATERAL STATEMENT

Collateral Description                             Fixed Mixed & ARM Balloon
Weighted Average Gross Coupon                                     10.307589%
Weighted Average Net Coupon                                        9.807589%
Weighted Average Pass-Through Rate                                 9.802588%
Weighted Average Maturity (Stepdown Calculation)                         314

Beginning Scheduled Collateral Loan Count                              1,481
Number of Loans Paid in Full                                              80
Ending Scheduled Collateral Loan Count                                 1,401

Beginning Scheduled Collateral Balance                        166,910,404.23
Ending Scheduled Collateral Balance                           156,138,738.81
Ending Actual Collateral Balance at
  31-May-2000                                                 156,138,738.81
Monthly P&I Constant                                            1,534,639.34
Class A Optimal Amount                                         11,862,343.41
Ending Scheduled Balance for Premium Loans                    156,138,738.81

Scheduled Principal                                               100,936.14
Unscheduled Principal                                          10,728,266.15

Required Overcollateralized Amount                              5,316,432.67
Overcollateralized Increase Amount                                      0.00
Overcollateralized Reduction Amount                               464,098.78
Specified O/C Amount                                            5,316,432.67
Overcollateralized Amount                                       5,148,060.64
Overcollateralized Deficiency Amount                              464,098.78
Base Overcollateralization Amount                               5,316,432.67

Extra Principal Distribution Amount                               296,726.73
Excess Cash Amount                                                295,726.73

============================================================================
Bankruptcy                                                                29
Bankruptcies are included in the 30, 60 and
  90 day delinquencies                              $              3,722,480
============================================================================